Supplement dated December 2, 2020
to Thrivent Series Fund, Inc. Statement of Additional Information dated April 30, 2020
1.Russell W. Swansen has announced his intention to retire from the Board of Directors of Thrivent Series Fund, Inc. (the “Board”), effective December 31, 2020. All references to Mr. Swansen are hereby deleted from the Statement of Additional Information as of that date.
2.The Board has elected Michael W. Kremenak to join the Board as an Interested Director, effective January 1, 2021. The Board has also appointed Mr. Kremenak as Senior Vice President of the Fund, effective November 18, 2020. Mr. Kremenak previously served as Secretary and Chief Legal Officer of the Fund since 2015. He has been replaced in that role by John D. Jackson, previously Assistant Secretary of the Fund.
Please include this Supplement with your Statement of Additional Information.
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